UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant’s telephone number	IRS Employer Identification Number
1-3198	Idaho Power Company	82-0130980

1221 W. Idaho Street

Boise, ID 83702-5627

(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 3, 2026, Idaho Power Company (“Idaho Power”) entered into a Terms Agreement (the “Terms Agreement”) with J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and U.S. Bancorp Investments, Inc., as purchasers, whereby Idaho Power agreed to sell and the purchasers agreed to purchase, subject to the terms and conditions expressed therein, $200,000,000 aggregate principal amount of Idaho Power’s 5.70% First Mortgage Bonds due 2055, Secured Medium-Term Notes, Series O (the “Bonds”). The Bonds are expected to be issued on August 6, 2026, subject to the terms and conditions expressed in the Terms Agreement and in the Selling Agency Agreement, dated February 26, 2025, between Idaho Power and each of the agents named therein (the “Selling Agency Agreement”).

The Bonds offered will be a further issuance of, and will be consolidated with, the $400,000,000 aggregate principal amount of outstanding 5.70% First Mortgage Bonds due 2055, Secured Medium-Term Notes, Series O issued by Idaho Power on March 13, 2025 (the “Prior Bonds”) and, other than the original issue date, original interest accrual date, and price to public, will have the same terms as, with the same CUSIP number as, will be fungible with, and trade interchangeably with the outstanding Prior Bonds. After giving effect to this offering, the aggregate principal amount of the outstanding 5.70% First Mortgage Bonds due 2055, Secured Medium-Term Notes, Series O will be $600,000,000.

The Terms Agreement and the Selling Agency Agreement contain representations, warranties and agreements of Idaho Power, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Terms Agreement is filed as Exhibit 1.1 hereto. The Selling Agency Agreement was previously filed as Exhibit 1.1 to Idaho Power’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2025.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Terms Agreement, dated August 3, 2026, between Idaho Power Company and each of J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc., Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, and U.S. Bancorp Investments, Inc., as purchasers

1.2	Selling Agency Agreement, dated February 26, 2025, between Idaho Power Company and each of BofA Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., U.S. Bancorp Investments, Inc., and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 1.1 to Idaho Power’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2025)

5.1	Opinion of Ashurst Perkins Coie US LLP, dated August 4, 2026, filed in connection with Registration Statement on Form S-3 (File No. 333-285140-01)

23.1	Consent of Ashurst Perkins Coie US LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2026

IDAHO POWER COMPANY

By:	/s/ Brian R. Buckham
Brian R. Buckham
Executive Vice President, Chief Financial Officer, and Treasurer